Exhibit 99.3
WASATCH FOOD SERVICES, INC.
AND SUBSIDIARIES
UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL STATEMENTS
CONTENTS

PAGE	1	Basis of Presentation

PAGE	2	Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2009

PAGE	3	Unaudited Condensed Combined Pro Forma Statement of Income and Comprehensive Income for the Three Months Ended September 30, 2009

PAGE	4	Unaudited Condensed Combined Pro Forma Statement of Income and Comprehensive Income for the Year Ended June 30, 2009

PAGE	5	Notes to Unaudited Condensed Combined Pro Forma Financial Statements

WASATCH FOOD SERVICES, INC.
UNAUDITED CONDENSED
COMBINED PRO FORMA FINANCIAL INFORMATION
Basis of Presentation
On December 28, 2009, Wasatch Food Services Inc. (the “Company” or “WTFS”) executed a Share Exchange Agreement (the “Share Exchange Agreement”) by and between Wasatch Food Services Inc., Jolly Promise Limited, a British Virgin Islands (“BVI”) corporation (the “JPL”) and Welldone Pacific Limited., (“Welldone”) a British Virgin Islands Company which owns 100% of JPL (the “JPL Shareholder”).
Under the Share Exchange Agreement, at the Closing on December 28, 2009, the Company issued 42,000,000 shares of its common stock, representing 70% of the Company’s issued and outstanding common stock after giving effect to the cancellation of 13,038,692 shares on December 28, 2009, to the JPL shareholder in exchange for 100% of the common stock of JPL. After the closing of the transaction, WTFS had a total of 60,000,000 shares of common stock issued and outstanding, with the JPL Shareholder owning 70% of the total issued and outstanding shares of WTFS’s common stock, and the balance held by those who held shares of WTFS’s common stock prior to the closing of the exchange. This share exchange transaction resulted in the JPL Shareholder obtaining a majority voting interest in WTFS. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of WTFS.
The unaudited condensed combined pro forma statements of income combine the historical condensed consolidated statements of income of WTFS and Weifang Xinde Fuel Injection System Co., Ltd., and subsidiaries (“Xinde”), the wholly owned operating group of entities of JPL, giving effect to the share exchange and other related events as if it had occurred on July 1, 2008 and July 1, 2009. The unaudited condensed combined pro forma balance sheet combines the historical condensed consolidated balance sheets of WTFS and Xinde, giving effect to the share exchange and other related events as if it had been consummated on September 30, 2009. These unaudited condensed combined pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

WASATCH FOOD SERVICES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA
BALANCE SHEET AS OF SEPTEMBER 30, 2009

	XINDE	WTFS	PRO FORMA		PRO FORMA
	HISTORICAL	HISTORICAL	ADJUSTMENTS		COMBINED
CURRENT ASSETS
Cash and cash equivalents	$183,737	$4,038	$—		$187,775
Income taxes receivable	—	2,269	—		2,269
Accounts receivable, net	53,234,970	—	—		53,234,970
Notes receivable	891,761	—	—		891,761
Inventories	5,526,509	5,667	—		5,532,176
Prepayments for goods	250,898	—	—		250,898
prepaid expenses and other receivables	43,320	—	—		43,320
Prepaid expenses	—	1,514	—		1,514
Due from employees	507,546	—	—		507,546
Deferred taxes	55,145	—	—		55,145

Total current assets	60,693,886	13,488	—		60,707,374

Plant and equipment, net	2,811,080	302,783	—		3,113,863
Land use rights, net	960,386	—	—		960,386
Construction in progress	296,735	—	—		296,735
Deposit for land use right	152,861	11,568	—		164,429
Deferred taxes	131,452	—	—		131,452

Total long-term assets	4,352,514	314,351	—		4,666,865

TOTAL ASSETS	$65,046,400	$327,839	$—		$65,374,239

CURRENT LIABILITIES
Accounts payable	$7,196,227	$64,648	$—		$7,260,875
Other payables	7,628,022	—	—		7,628,022
Notes payable	881,934	193,387	—		1,075,321
Short-term bank loans	3,056,628	—	—		3,056,628
Accrued expense and dividend payable	283,552	7,967	—		291,519
Due to related parties	763,400	229,732	—		993,132
Taxes payable	4,163,049	—	—		4,163,049
Customer deposits	248,257	—	—		248,257
Due to employees	544,658	—	—		544,658
Deferred lease incentives	—	15,069	—		15,069

Total current liabilities	24,765,727	510,803	—		25,276,530

LONG-TERM LIABILITIES
Notes payable	411,236	—	—		411,236
Deferred lease incentives	—	137,680	—		137,680

Total long-term liabilities	411,236	137,680	—		548,916

TOTAL LIABILITIES	25,176,963	648,483			25,825,446

SHAREHOLDERS’ EQUITY
Registered capital	116,418	—	(116,418	) 1	—
Common stock	—	60,000	—		60,000
Additional paid-in capital	981,014	128,928	(66,288	) 1	1,043,654
Retained earnings (deficit)	34,643,442	(509,572)	182,706	1	34,316,576
Accumulated other comprehensive income	4,128,563	—	—		4,128,563

Total Shareholders’ Equity	39,869,437	(320,644)	—		39,548,793

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$65,046,400	$327,839	$—		$65,374,239

WASATCH FOOD SERVICES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

	XINDE	WTFS	PRO FORMA	PRO FORMA
	HISTORICAL	HISTORICAL	ADJUSTMENTS	COMBINED

REVENUES, NET	$37,634,510	$82,012	$—	$37,716,522

COST OF GOODS SOLD	31,642,334	90,418	—	31,732,752

GROSS PROFIT (LOSS)	5,992,175	(8,406)	—	5,983,769

Selling and distribution	433,004	—	—	433,004

General and administrative	293,212	61,362	—	354,574

INCOME (LOSS) FROM OPERATIONS	5,265,959	(69,768)	—	5,196,191

OTHER INCOME (EXPENSES)

Interest expense, net	(106,323)	(9,080)	—	(115,403)

Other, net	(5,263)	—		(5,263)

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	5,154,373	(78,848)	—	5,075,525

Income Tax	(727,637)	—	—	(727,637)

INCOME (LOSS) FROM OPERATIONS BEFOR MINORITY INTERESTS	4,426,736	—	—	4,426,736

NET INCOME(LOSS)	$4,426,736	$(78,848)	$—	4,347,888

OTHER COMPREHENSIVE INCOME			—
Foreign currency translation gain	28,886	—	—	28,886

OTHER COMPREHENSIVE INCOME	28,886	—	—	28,886

COMPREHENSIVE INCOME (LOSS)	$4,455,622	(78,848)	—	$4,376,774

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	—	60,000,000	—	60,000,000

Net income (loss) per common share, basic and diluted	—	(0.00)	—	$0.07

WASATCH FOOD SERVICES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED JUNE 30, 2009

	XINDE	WTFS	PRO FORMA	PRO FORMA
	HISTORICAL	HISTORICAL	ADJUSTMENTS	COMBINED

REVENUES, NET	$78,834,535	$364,371	$—	$79,198,906

COST OF GOODS SOLD	68,142,558	463,689	—	68,606,247

GROSS PROFIT	10,691,977	(99,318)	—	10,592,659

Selling and distribution	1,823,196	—	—	1,823,196
General and administrative	769,673	125,757		895,430

INCOME (LOSS) FROM CONTINUING OPERATIONS	8,099,108	(225,075)	—	7,874,033

OTHER INCOME (EXPENSES)

Interest expense, net	(352,063)	(23,571)	—	(375,634)
Other, net	38,735	—	—	38,735

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7,785,780	(248,646)	—	7,537,134

INCOME TAXES	(1,946,938)	628	—	1,946,310

INCOME (LOSS) BEFORE MINORITY INTERESTS	5,838,842	(248,018)	—	5,590,824

NET INCOME(LOSS)	5,838,842	$(248,018)	$—	5,590,824

OTHER COMPREHENSIVE INCOME			—
Foreign currency translation gain	130,167	—	—	130,167

OTHER COMPREHENSIVE INCOME	130,167			130,167

COMPREHENSIVE INCOME (LOSS)	$5,969,009	(248,018)	—	$5,720,991

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	—	60,000,000	—	60,000,000

Net income (loss) per common share, basic and diluted	—	(0.00)	—	$0.09

WASATCH FOOD SERVICES, INC.
NOTES TO UNAUDITED COMBINED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
Notes:
The following adjustments to the unaudited condensed combined pro forma financial statements are based on the assumption that the share exchange was consummated on July 1, 2009 and July 1, 2008.
1	Adjustment to eliminate the registered capital of Xinde as if the share exchange occurred on July 1, 2009 and July 1, 2008.